 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2015

PHILLIPS EDISON GROCERY CENTER REIT I, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.
11501 Northlake Drive
Cincinnati, Ohio 45249
(Address of principal executive offices)
Registrant’s telephone number, including area code: (513) 554-1110
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.
On November 12, 2015, Phillips Edison Grocery Center REIT I, Inc. (the “Company”) issued a press release announcing its results for the three months ended September 30, 2015.
Item  9.01.   Financial Statements and Exhibits.

99.1	Press Release dated	November 12, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON GROCERY CENTER REIT I, INC.

Date: November 12, 2015	By:	/s/ John B. Bessey
John B. Bessey
Co-President

EXHIBIT INDEX

Exhibit No.	Description
Ex. 99.1	Press release dated November 12, 2015